UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

Dollar General Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 20, 2012 (the “Grant Date”), the Compensation, Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of Dollar General Corporation (the “Company”) approved grants of non-qualified stock options (“Options”), restricted stock units (“RSUs”), and performance share units (“PSUs”) to various employees of the Company, including grants of Options and PSUs to the Company’s named executive officers as described below.  Also on March 20, 2012, the Committee approved a retention grant of shares of performance-based restricted stock to Mr. Dreiling, the Company’s Chairman and Chief Executive Officer.

Option Awards

On March 20, 2012, the Committee granted Options under the Amended and Restated 2007 Stock Incentive Plan for Key Employees of Dollar General Corporation and its Affiliates (the “2007 Plan”) to purchase shares of the Company’s common stock, $0.875 par value per share (“Common Stock”) to the following named executive officers in the indicated amounts:

Richard W. Dreiling	228,226
David M. Tehle	37,440
John W. Flanigan	37,440
Robert D. Ravener	37,440

The Options have a term of 10 years and, subject to earlier forfeiture or accelerated vesting under circumstances described in the award agreement, generally will vest in four equal installments on each of the first four anniversaries of the Grant Date.  The exercise price of the Options is $45.25 per share, which was the closing price of the Common Stock on the Grant Date.  The Options are subject to the terms of the 2007 Plan and the terms of the Stock Option Award Agreement, a form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Performance Share Unit Awards

On March 20, 2012, the Committee granted PSUs under the 2007 Plan to the following named executive officers in the indicated amounts, in each case subject to approval by the Company’s shareholders of the amended and restated 2007 Plan at the Company’s 2012 Annual Meeting of Shareholders:

	Target	Maximum
Richard W. Dreiling	39,807	79,614
David M. Tehle	6,530	13,060
John W. Flanigan	6,530	13,060
Robert D. Ravener	6,530	13,060

Each PSU represents the right to receive one share of Common Stock upon satisfaction of certain performance-based and time-based conditions.  The PSUs represent a target number of units that can be earned if certain performance measures are achieved during the performance period (which is the Company’s fiscal year 2012)  (the “Performance Period”) and if certain additional vesting requirements are met. The performance measures are goals related to adjusted EBITDA (weighted 90%) and adjusted ROIC (weighted 10%) as established by the Committee on the Grant Date, using the same adjusted EBITDA/ROIC-based performance criteria used to determine performance under the Company’s fiscal 2012 annual Teamshare bonus program.  The number of PSUs earned will vary between 0% and 200% of the target amount based on actual performance compared to target performance on a graduated scale, with performance at the target level resulting in 100% of the target number of PSUs earned.

At the conclusion of the Performance Period, the Committee will determine the level of achievement for each performance goal measure and the corresponding number of PSUs earned by each recipient.  One-third of the

PSUs earned by each recipient will vest on the last day of the Performance Period and be paid immediately following the Committee’s determination.  The remaining two-thirds of the PSUs earned by each recipient will vest in equal installments on the second and third anniversaries of the Grant Date, in each case subject to the recipient’s continued employment with us and certain accelerated vesting provisions described in the award agreement.

The PSUs are subject to the terms of the 2007 Plan and the terms of the Performance Share Unit Award Agreement, a form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.  If shareholders do not approve the amended and restated 2007 Plan at the Company’s 2012 Annual Meeting of Shareholders, then the PSUs will be automatically forfeited.

Restricted Stock Award to Mr. Dreiling

On March 20, 2012, the Committee also granted a retention award under the 2007 Plan to Mr. Dreiling of 326,037 performance-based restricted shares of Common Stock (the “Restricted Shares”) which he can earn if certain earnings per share (“EPS”) performance goals are met for fiscal years 2014 and 2015. The EPS goals were established by the Committee on the Grant Date based upon EPS forecasts contained in the Company’s long-term strategic plan. Following each of fiscal years 2014 and 2015, the Committee will determine whether the relevant EPS goal was achieved.  Half of the Restricted Shares will vest on the Committee’s determination date with respect to fiscal year 2014 if the EPS goal for that year is achieved, and the other half of the Restricted Shares will vest on the Committee’s determination date with respect to fiscal year 2015 if the EPS goal for that year is achieved, in each case subject to continued employment with us and certain accelerated vesting provisions described in the award agreement.

The restricted stock is subject to the terms of the 2007 Plan and the terms of the Restricted Stock Award Agreement, which is filed herewith as Exhibit 10.4 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial statements of businesses acquired.  N/A

(b)           Pro forma financial information.  N/A

(c)           Shell company transactions.  N/A

(d)           Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 26, 2012	DOLLAR GENERAL CORPORATION

		By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1

Form of Stock Option Award Agreement in connection with grants made to certain employees of Dollar General Corporation pursuant to the Amended and Restated 2007 Stock Incentive Plan (approved March 20, 2012)

10.2

Form of Performance Share Unit Award Agreement in connection with grants made to certain employees of Dollar General Corporation pursuant to the Amended and Restated 2007 Stock Incentive Plan (approved March 20, 2012)

10.3

Form of Restricted Stock Unit Award Agreement in connection with grants made to certain employees of Dollar General Corporation pursuant to the Amended and Restated 2007 Stock Incentive Plan (approved March 20, 2012)

10.4	Restricted Stock Award Agreement, dated March 20, 2012, between Dollar General Corporation and Richard Dreiling